Exhibit 99.1
G.research, LLC

G.research, LLC

(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30,
	2019	2018
Revenues
Commissions	$4,549,985	$4,432,059
Fees earned from affiliated entities pursuant to research services agreements	1,127,500	1,649,000
Principal transactions	(7,623)	(13,576,471)
Dividends and interest	158,195	727,424
Underwriting fees	75,000	18,832
Sales manager fees	590,761	99,715
Other revenues	37,214	15,447
Total revenues	6,531,032	(6,633,994)
Expenses
Compensation and related costs	6,955,176	8,769,294
Clearing charges	933,620	1,013,867
General and administrative	712,338	800,450
Occupancy and equipment	666,986	799,527
Total expenses	9,268,120	11,383,138
Loss before income tax benefit	(2,737,088)	(18,017,132)
Income tax benefit	(596,386)	(4,402,697)
Net loss attributable to G.research, LLC’s member	$(2,140,702)	$(13,614,435)

Net loss per share attributable to G.research, LLC’s member
Basic	$(10,704)	$(68,072)
Diluted	$(10,704)	$(68,072)

Weighted average shares outstanding:
Basic	200	200
Diluted	200	200

Actual shares outstanding	200	200

See accompanying notes.

G.research, LLC
(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENTS OF FINANCIAL CONDITION

	September 30, 2019	December 31, 2018
ASSETS

Cash and cash equivalents	$5,394,380	$11,201,070
Investment in securities	16,725	–
Receivables from brokers and clearing organizations	–	194,676
Receivables from affiliates	136,482	19,199
Commissions receivable	124,087	-
Deposits with clearing organizations	200,000	200,000
Income taxes receivable (including deferred tax asset of $273,009 in 2018)	87,406	352,599
Fixed assets, net of accumulated depreciation of $25,397 and $19,253, respectively	47,494	55,839
Other assets	217,863	223,728
Total assets	$6,224,437	$12,247,111

LIABILITIES AND MEMBER’S CAPITAL

Compensation payable	$922,447	$1,439,526
Deferred tax liability	6,973	–
Due to brokers	279,500	–
Payable to affiliates	–	218,788
Securities sold, not yet purchased	562	–
Accrued expenses and other liabilities	274,479	407,619
Total liabilities	1,483,961	2,065,933

Commitments and contingencies (Note K)

Member’s capital
Common stock, $.01 par value; 200 shares authorized, issued and outstanding	2	2
Additional paid-in capital	46,980,331	50,280,331
Accumulated deficit	(42,239,857)	(40,099,155)
Total member’s capital	4,740,476	10,181,178
Total liabilities and member’s capital	$6,224,437	$12,247,111

See accompanying notes.

G.research, LLC
(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENT OF CHANGES IN MEMBER’S CAPITAL

For the nine months ended September 30, 2019

	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total
Balance at December 31, 2018	$2	$50,280,331	$(40,099,155)	$10,181,178
Capital distribution	–	(3,300,000)	–	(3,300,000)
Net loss	–	–	(2,140,702)	(2,140,702)
Balance at September 30, 2019	$2	$46,980,331	$(42,239,857)	$4,740,476

See accompanying notes.

G.research, LLC
(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENT OF CHANGES IN MEMBER’S CAPITAL

For the nine months ended September 30, 2018

	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total
Balance at December 31, 2017	$2	$135,886,590	$(19,861,992)	$116,024,600
Net loss	–	–	(13,614,435)	(13,614,435)
Balance at September 30, 2018	$2	$135,886,590	$(33,476,427)	$102,410,165

See accompanying notes.

G.research, LLC
(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2019	2018
Operating activities
Net loss	$(2,140,702)	$(13,614,435)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,345	6,396
Deferred income tax, net	279,982	(3,434,171)

(Increase)/decrease in operating assets:
Securities owned, net	(16,163)	13,216,372
Commissions receivable	(124,087)	(265,487)
Receivables from brokers and clearing organizations	194,676	239,663
Receivables from affiliates	(117,283)	13,638
Income taxes receivable	(7,816)	(2,500)
Other assets	5,865	149,487

Increase/(decrease) in operating liabilities:
Due to brokers and clearing organizations	279,500	–
Payable to affiliates	(218,788)	(691,566)
Compensation payable	(517,079)	1,139,369
Accrued expenses and other liabilities	(133,140)	(86,679)
Total adjustments	(365,988)	10,284,522
Net cash used in operating activities	(2,506,690)	(3,329,913)

Investing activities
Purchases of fixed assets	–	(60,255)
Net cash used in investing activities	$–	$(60,255)

G.research, LLC
(A Wholly-owned Subsidiary of Institutional Services Holdings, LLC)

UNAUDITED STATEMENTS OF CASH FLOWS (continued)

	Nine Months Ended September 30,
	2019	2018
Financing activities
Capital distribution	$(3,300,000)	$–
Cash used in financing activities	(3,300,000)	–
Net decrease in cash and cash equivalents and restricted cash	(5,806,690)	(3,390,168)
Cash, cash equivalents and restricted cash at beginning of period	11,401,070	11,640,308
Cash, cash equivalents and restricted cash at end of period	$5,594,380	$8,250,140

Supplemental disclosures of cash flow information:
Cash paid for Income taxes	$(76)	$(4,000)
Cash received from Associated Capital Group, Inc. for Income taxes	$781,478	$687,995

Reconciliation to cash, cash equivalents and restricted cash:
Cash and cash equivalents	$5,394,380	$8,050,140
Restricted cash: deposits from clearing organizations	200,000	200,000
Cash, cash equivalents and restricted cash	$5,594,380	$8,250,140

See accompanying notes.

A.	Organization and Business Description

G.research, LLC (the “Company”) is a wholly-owned subsidiary of Institutional Services Holdings, LLC (the “Parent”), which, in turn, is a wholly-owned subsidiary of Associated Capital Group, Inc. (“AC”).  Prior to January 23, 2017, the Company was a wholly-owned subsidiary of Gabelli & Company Investment Advisers, Inc. (“GCIA”), a wholly-owned subsidiary of AC.  The Company became a subsidiary of AC effective November 30, 2015, subsequent to a spin-off transaction from GAMCO Investors, Inc. (“GBL”); it was a majority-owned subsidiary of GBL prior to that date.  The Company is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and is regulated by the Financial Industry Regulatory Authority (“FINRA”).

The Company provides institutional investors and investment partnerships with investment research with a particular focus on small-cap and mid-cap companies to certain related parties as more fully described in Footnote D.  The team of sell-side analysts follows industry sectors on a global basis and performs fundamental security analysis using a Private Market Value (“PMV”) framework.  PMV investing is a disciplined, research-driven approach based on security analysis.  In this process, the analyst selects stocks whose intrinsic value, based on the analyst’s estimate of current asset value and future growth and earnings power, is significantly different from the public market value as reflected in the public market.  PMV is defined as the price an informed industrial buyer would be likely to pay to acquire the business.  The research focuses on company fundamentals, cash flow statistics, and catalysts that will help realize returns.

The Company generates brokerage commission revenues from securities transactions executed on an agency basis on behalf of institutional clients and mutual funds, private wealth management clients and retail customers of affiliated companies.  The Company generates revenue from syndicated underwriting activities.  It primarily participates in the offerings of certain closed-end funds advised by Gabelli Funds, LLC, a wholly-owned subsidiary of GBL.  The Company also earns investment income generated from its proprietary trading activities.

The Company acts as an introducing broker, and all securities transactions for the Company and its customers are cleared through and carried by three New York Stock Exchange (“NYSE”) member firms on a fully disclosed basis.  The Company has Proprietary Accounts of Introducing Brokers (“PAIB”) agreements with these firms. Accordingly, open customer transactions are not reflected in the accompanying Statements of Financial Condition. The Company is exposed to credit losses on these open transactions in the event of nonperformance by its customers, pursuant to conditions of its clearing agreements with its clearing brokers. This exposure is mitigated by the clearing brokers’ policy of monitoring the collateral and credit of the counterparties until the transaction is completed.

The Company’s principal market is in the United States.

B.	Significant Accounting Policies

Cash and Cash Equivalents

The Company’s investment in an affiliated money market mutual fund which is invested solely in U.S. Treasuries.

Securities Owned, at Fair Value

Securities owned, at fair value, including common stocks, closed-end funds and mutual funds, are recorded at fair value with the resulting realized and unrealized gains and losses reflected in principal transactions in the Statements of Operations.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  All securities transactions and transaction costs are recorded on a trade date basis.  Dividends are recorded on the ex-dividend date.  Interest income and interest expense are accrued as earned or incurred.

Fair Value of Financial Instruments

The carrying amounts of all financial instruments in the Statements of Financial Condition approximate their fair values.

The Company’s financial instruments have been categorized based upon a fair value hierarchy. The valuation process and policies reside with the financial reporting and accounting group.  The levels of the fair value hierarchy and their applicability to the Company are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 1 assets include cash equivalents, common stocks, closed-end funds and mutual funds.

•
Level 2 inputs utilize inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3 inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.  Investments are transferred into and out of any level at their beginning period values.

The availability of observable inputs can vary from instrument to instrument and is affected by a wide variety of factors, including, for example, the type of instrument, whether the instrument is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized as Level 3.

In the absence of a closing price, an average of the bid and ask is used.  Bid prices reflect the highest price that market participants are willing to pay for an asset.  Ask prices represent the lowest price that market participants are willing to accept for an asset.

Cash equivalents – Cash equivalents consist of an affiliated money market mutual fund, which is invested solely in U.S. Treasuries.  Cash equivalents are valued using the mutual fund’s net asset value (“NAV”) to measure fair value.  Accordingly, cash equivalents are categorized in Level 1 of the fair value hierarchy.

Securities Owned, at Fair Value – There are no securities owned as of December 31, 2018.  During the periods ended September 30, 2019 and 2018 the Company held common stocks, closed-end funds and mutual funds, which were all valued using quoted prices in active markets for identical assets and were classified in level 1 of the fair value hierarchy.  As of and during the nine month period ended September 30, 2019 and year ending December 31, 2018, there were no Level 2 or Level 3 securities owned.

Receivables from Affiliates/Payables to Affiliates

Receivables from affiliates consist of receivables from certain affiliates for expenses paid on their behalf. Payables to affiliates are primarily comprised of estimated taxes due to AC. See Notes D and H.

Revenue from Contracts with Customers

See Note C.

Principal Transactions

The Company generates realized and unrealized gains and losses from its proprietary trading activities.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  All securities transactions and transaction costs are recorded on a trade date basis.

Dividends and Interest

Dividends are recorded on the ex-dividend date.  Interest income and interest expense are accrued as earned or incurred.  These amounts are not related to contracts with customers.

Depreciation

Fixed assets are recorded at cost and depreciated using the straight-line method over their estimated useful lives of four to seven years.

Allocated Expenses

The Company is charged or incurs certain overhead expenses that are paid by or paid on behalf of other affiliates and are included in general and administrative and occupancy and equipment expenses in the Statements of Operations.  These overhead expenses are allocated to the Company by its parent and other affiliates or allocated by the Company to other affiliates as the expenses are incurred, based upon methodologies periodically reviewed by the management of the Company and the affiliates.  In addition, GCIA and GBL serve as paymasters for the Company under compensation payment sharing agreements. This includes compensation expense and related payroll taxes and benefits which are allocated to the Company for professional staff performing duties related entirely to the Company and those compensation expenses and related payroll taxes and benefits which relate to professional staff who serve more than one entity and whose compensation is therefore allocated to the Company as well as to its affiliates. These compensation expenses are included in compensation and related costs in the Statements of Operations.

Income Taxes

A single member LLC would generally not record an income tax provision as it is disregarded as an entity for federal income tax purposes. However, the Company is a member of a tax sharing agreement among members of the AC consolidated tax group and records an income tax provision.  The Company generally settles either the benefit or expense with AC monthly, but not less than annually.  The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements.  Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income tax expense/benefit in the period that includes the enactment date of the change in tax rate.  See Note H for detail on impact pertaining to the enactment of Tax Cuts and Jobs Act (the “Act”).

The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized. A valuation allowance would be recorded to reduce the carrying value of deferred tax assets to the amount that is more likely than not to be realized. In making such a determination of whether a valuation allowance is necessary, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. In the event the Company were to determine that the Company would be more likely than not to realize the Company’s deferred income tax assets in the future in excess of their net recorded amount, the Company would make an adjustment to the previously recorded deferred tax asset valuation allowance, which would reduce the provision for income taxes.

The Company records uncertain tax positions in accordance with Accounting Standards Codification (“ASC”) Topic 740 on the basis of a two-step process: (1) the Company determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position; and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is greater than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company recognizes the accrual of interest on uncertain tax positions and penalties in income tax benefit on the Statements of Operations. Accrued interest and penalties on uncertain tax positions are included within accrued expenses and other liabilities on the Statements of Financial Condition.

Use of Estimates

The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during that reporting period.  Actual results could differ from those estimates.

Recent Accounting Developments

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers, which supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition, and most industry-specific guidance of the ASC. The core principle of ASU 2014-09 requires companies to recognize revenue from the transfer of goods or services to customers in amounts that reflect the consideration the company expects to receive in exchange for those goods or services. The new standard also requires expanded disclosures about revenue recognition. The new revenue standard was effective for annual fiscal years and interim periods within those fiscal years beginning after December 15, 2017.  The Company has adopted this ASU effective January 1, 2018 with no material impact on its financial statements other than expanded disclosure.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities, which amends the guidance in GAAP on the classification and measurement of financial instruments. Although the ASU retains many current requirements, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU also amends certain disclosure requirements associated with the fair value of financial instruments The new standard was effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2017. To adopt the amendments, entities were required to make a cumulative-effect adjustment to beginning retained earnings as of the beginning of the fiscal year in which the guidance is effective. The Company has adopted this ASU effective January 1, 2018 with no material impact on its financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which amends the guidance in GAAP for the accounting for leases. ASU 2016-02 requires a lessee to recognize assets and liabilities arising from most operating leases in the Statement of Financial Condition. The new standard was effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  The Company adopted this ASU effective January 1, 2019 with no material impact on its financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which adds and clarifies guidance on the classification of certain cash receipts and payments in the statement of cash flows. The new standard was effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2017.  The Company adopted this ASU effective January 1, 2018 with no material impact on its financial statements.

In October 2016, the FASB issued ASU 2016-16, Intra-Equity Transfers of Assets Other Than Inventory, which removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory.  The ASU is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity transfers, particularly those involving intellectual property. The ASU is effective for annual periods beginning after December 15, 2017. Early adoption was permitted. The Company has evaluated this guidance and has concluded that it has no material impact on its financial statements. The Company has adopted this ASU effective January 1, 2018.

In November 2016, the FASB issued ASU 2016-18, Restricted Cash, which clarifies the classification and presentation of restricted cash in the statement of cash flows.  The new standard was effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2017.  The Company adopted this ASU effective January 1, 2018 with no material impact on its financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. This ASU adds certain disclosure requirements and modifies or eliminates requirements under current GAAP. This ASU is effective for fiscal years beginning after December 15, 2019 and early adoption is permitted. The Company has early adopted this ASU effective January 1, 2018 with no material impact on its financial statements.

C.	Revenue from Contracts with Customers

Effective January 1, 2018, the Company adopted ASU No. 2014-09, Revenue from Contracts with Customers, which provides a five-step approach to be applied to all contracts with customers and requires expanded disclosures about revenue recognition.

Significant judgments that affect the amounts and timing of revenue recognition:

The Company’s analysis of the timing of revenue recognition of each revenue stream is based on the provisions of each respective contract. Performance obligations could, however, change from time to time if and when existing contracts are modified or new contracts are entered into. These changes could potentially affect the timing of satisfaction of performance obligations, the determination of the transaction price, and the allocation of the price to performance obligations. In the case of the revenue streams discussed below, the performance obligation is satisfied either at a point in time or over time. The judgments outlined below, where the determination as to these factors is discussed in detail, are continually reviewed and monitored by the Company when new contracts or contract modifications occur. Transaction price is in all instances formulaic and not subject to significant (or any) judgment at the current time.

The Company’s assessment of the recognition of these revenues is as follows:

Revenue from contracts with customers includes commissions, fees earned from affiliated entities pursuant to research services agreements, underwriting fees and sales manager fees.

Commissions

Brokerage commissions. Acting as agent, the Company buys and sells securities on behalf of its customers.  Commissions are charged on the execution of these securities transactions made on behalf of client accounts and are based on a rate schedule. The Company recognizes commission revenue when the related securities transactions are executed on trade date. The Company believes that the performance obligation is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon and the risks and rewards of ownership have been transferred to/from the customer. Commissions earned are typically collected from the clearing brokers utilized by the Company on a daily or weekly basis.

Hard dollar payments. The Company provides research services to unrelated parties, for which direct payment is received.  The company may, or may not, have contracts for such services.  Where a contract for such services is in place, the contractual fee for the period is recognized ratably over the contract period, which is considered the period over which the Company satisfies its performance obligation. For payments where no research contract exists, revenue is not recognized until agreement is reached with the client at which time the performance obligation is considered to have been met. Additionally, at that time, a value is assigned to those services and an invoice is presented to the client for payment.

Commission revenues are impacted by the perceived value of the research product provided to clients, the volume of securities transactions and the acquisition or loss of new client relationships.

Fees earned from affiliated entities pursuant to research services agreements

The Company receives direct payments for research services provided to related parties pursuant to contracts. The contractual fee for the period is fixed and recognized ratably over the contract period, typically a calendar year, which is considered the period over which the Company satisfies its performance obligation. Payments for contracts with affiliated parties are collected monthly.

Underwriting fees

Underwriting fees. The Company acts as underwriter in an agent capacity.  Revenues are earned from fees arising from these offerings and the terms are set forth in contracts between the underwriters and the issuer.  The Company’s underwriting revenue is considered to be conditional revenue because it is subject to reduction to zero once the offsetting syndicate expenses have been quantified by the syndicate manager (i.e., lead underwriter) and allocated to each underwriter in proportion to their participation in the offering.  Revenue recognition is therefore delayed until it is probable that a significant reversal in the amount of revenue recognized will not occur.  That is, it is recognized only when uncertainty associated with the syndicate expenses is subsequently resolved and final settlement of syndicate accounts is effected by the syndicate manager.  Payment is typically received from the syndicate manager within ninety days after settlement date.

Selling concessions. The Company participates as a member of the selling group of underwritten equity offerings and receives compensation based on the difference between what its clients pay for the securities sold to its institutional clients and what the issuer receives. The terms of the selling concessions are set forth in contracts between the Company and the underwriter. Revenue is recognized on the trade date (the date on which the Company purchases the securities from the issuer) for the portion the Company is contracted to buy.  The company believes that the trade date is the appropriate point in time to recognize revenue for securities underwriting transactions as there are no significant actions the Company needs to take subsequent to this date, and the issuer obtains the control and benefit of the capital markets offering at this point. Selling concessions earned are typically collected from the clearing brokers utilized by the Company on a daily or weekly basis.

Sales manager fees

The Company participates as sales manager of at-the-market offerings of certain affiliated closed-end funds and receives a tiered percentage of proceeds as stipulated in agreements between the Company, the funds and the funds’ investment adviser. The Company recognizes sales manager fees upon sale of the related closed-end funds.  Sales manager fees earned are fixed and typically collected from the clearing brokers utilized by the Company on a daily or weekly basis.

Total revenues by type were as follows for the nine month periods ended September 30, 2019 and 2018:

	2019	2018
Commissions	$4,207,202	$3,844,242
Hard dollar payments	342,783	587,817
	4,549,985	4,432,059

Research services	1,127,500	1,649,000
Underwriting fees	75,000	18,832
Sales manager fees	590,761	99,715
	$6,343,246	$6,199,606

D.	Related Party Transactions

At September 30, 2019 and December 31, 2018, the Company had an investment of $5,387,261 and $11,147,234, respectively, in The Gabelli U.S. Treasury Money Market Fund advised by Gabelli Funds, LLC, which is an affiliate of the Company.  The amount is recorded in cash and cash equivalents in the Statements of Financial Condition.  Income earned from this investment totaled $145,349 and $155,513 in 2019 and 2018, respectively, and is included in dividends and interest revenues in the Statements of Operations.

During the nine months ended September 30, 2019 and 2018, the Company earned $3,457,302 and $2,725,324, respectively, or approximately 76% and 61%, respectively, of its commission revenue from transactions executed on behalf of funds advised by Gabelli Funds, LLC and private wealth management clients advised by GAMCO Asset Management Inc., a wholly-owned subsidiary of GBL, respectively.

GAMCO Asset Management Inc. and Gabelli Funds, LLC paid $562,500 and $565,000, respectively, to the Company pursuant to research services agreements (see Note C) for the nine months ended September 30, 2019 and $814,000 and $835,000, respectively, for the nine months ended September 30, 2018.

Effective February 1, 2019, the Company amended its existing research service agreements with two wholly-owned subsidiaries of GBL, GAMCO Asset Management, Inc. and Gabelli Funds, LLC, whereby each entity shall pay $62,500 per month for research services provided.  On October 10, 2019 these agreements have been terminated effective January 1, 2020.

The Company had investments in a mutual fund and closed-end funds advised by Gabelli Funds, LLC and an   investment in GBL stock during 2018.  Dividend income earned from these affiliated investments totaled $1,136,946 for the nine months ended September 30, 2018 and is included in dividends and interest revenues in the Statements of Operations. The Company also recorded related investment losses of $15,647,440  for the nine months ended September 30, 2018 which are included in principal transactions in the Statements of Operations.

The Company participated as agent in the secondary offerings of the GAMCO Global Gold, Natural Resources & Income Trust (“GGN”).  Pursuant to sales agreements between the parties, the Company earned sales manager fees related to this offering of $590,761 and $15,616 during the nine months ending September 30, 2019 and 2018, respectively.  Sales manager fees are separately disclosed in the Statements of Operations.

The Company pays AC a management fee equal to 20% of the Company’s year-to-date pretax profits before consideration of this fee.  During the nine month periods ended September 30, 2019 and 2018, the Company did not pay AC this fee as there were no pretax profits.

The Company also pays to or receives from AC the amount of its portion of the current tax expense or benefit as part of a tax sharing agreement.  During 2018, with respect to the tax amount resulting from the exchange of GBL stock, AC paid the Company $814,310.  See Note H for details.

In June 2016, AC entered into a sublease agreement with GBL which is subject to annual renewal. AC allocates this expense to the Company based on the percentage of square footage occupied by the Company’s employees (including pro rata allocation of common space).  Pursuant to the sublease, AC and its subsidiaries shall pay a monthly fixed lease amount for the twelve month contractual period.  For the nine month periods ended September 30, 2019 and 2018, the Company paid $248,568 and $242,276 respectively, under the sublease agreement, respectively.  These amounts are included within occupancy and equipment expenses on the Statements of Operations.

Commencing April 1, 2019, AC extended its existing lease agreement with GBL on a month-to-month basis.

E.	Securities Owned and Securities Sold, Not Yet Purchased, at Fair Value

Securities owned and securities sold, not yet purchased are recorded at fair value and consist of the following at September 30, 2019:

	Cost	Fair Value
Common stocks	$15,740	$16,725
Total securities owned	$15,740	$16,725

	Proceeds	Fair Value
Common stocks	$555	$562
Total securities sold, not yet purchased	$555	$562

There were no securities owned at December 31, 2018.

F.	Fair Value

The following tables present information about the Company’s assets and liabilities by major category measured at fair value on a recurring basis as of September 30, 2019 and December 31, 2018 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

Assets Measured at Fair Value on a Recurring Basis as of September 30, 2019:

	September 30, 2019
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$5,387,261	$-	$-	$5,387,261
Investments in securities:
Common stocks	16,725			16,725
Total investments in securities	16,725	-	-	16,725
Total assets at fair value	$5,403,986	$-	$-	$5,403,986
Liabilities
Common stocks	$562	$-	$-	$562
Securities sold, not yet purchased	$562	$-	$-	$562

There were no transfers between any Levels during the nine months ended September 30, 2019.

Assets Measured at Fair Value on a Recurring Basis as of December 31, 2018:

	December 31, 2018
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Cash equivalents	$11,147,234	$-	$-	$11,147,234
Total assets at fair value	$11,147,234	$-	$-	$11,147,234

There were no transfers between any Levels during the year ended December 31, 2018.

G.	Retirement Plan

The Company participates in GBL’s incentive savings plan (the “Plan”), covering substantially all employees. Company contributions to the Plan are determined annually by management of the Company and AC’s Board of Directors but may not exceed the amount permitted as a deductible expense under the Internal Revenue Code.  Amounts expensed for allocated contributions to this Plan amounted to approximately $13,309 and $185 in 2019 and 2018, respectively, and are recorded as compensation and related costs in the Statements of Operations.

H.	Income Taxes

The Company’s operations are included in the consolidated U.S. federal and certain state and local income tax returns of AC.  The Company’s federal and certain state and local income taxes are calculated as if the Company filed on a separate return basis, and the amount of current tax or benefit is either remitted to or received from AC using a benefits for loss approach such that net operating loss (or other tax attribute) is characterized as realized by the Company when those tax attributes are utilized in the consolidated tax return of AC.  This is the case even if the Company would not otherwise have realized those tax attributes. As such, the Company has concluded that it is more likely than not that the net deferred tax assets of $273,009 are realizable as of December 31, 2018 and no valuation allowance is required.

During 2018, for certain states in which the Company files separate returns, the Company recorded deferred tax assets of approximately $79,000 relating to net operating losses.  The Company concluded that it is not more likely than not that the benefit from these separate state net operating loss carryforwards will be realized and has provided a valuation allowance for the full amount of the related deferred tax assets.

Income tax benefit for the nine month periods ended September 30, 2019 and 2018 consisted of:

	2019	2018
Federal:
Current	$(779,223)	$(788,786)
Deferred	241,292	(2,891,163)
State and local:
Current	(97,144)	(172,813)
Deferred	38,689	(549,935)
Total	$(596,386)	$(4,402,697)

A reconciliation of the federal statutory rate to the effective tax rate for the nine month periods ended September 30, 2019 and 2018 is set forth below:

	2019	2018
Statutory Federal income tax rate	21.0%	21.0%
State income tax net of Federal benefit	1.5	3.2
Dividends received deduction	-	0.3
Other	(0.7)	(0.1)
Effective income tax rate	21.8%	24.4%

As of September 30, 2019, the Company did not have any unrecognized tax benefits which relate to uncertain tax positions.  As of December 31, 2018, the Company’s gross unrecognized tax benefits which relate to uncertain tax positions were $5,688 of which $4,494, if recognized, would affect the Company’s effective tax rate. The Company continues to recognize both interest and penalties with respect to unrecognized tax benefits as income tax expense.  The Company had accrued a liability of $3,071 for interest and penalties as of December 31, 2018.  These amounts are included in accrued expenses and other liabilities on the Statements of Financial Condition.

Significant components of our deferred tax assets and liabilities as of September 30, 2019 and December 31, 2018 are as follows:

	2019	2018
Deferred tax assets:
Securities owned	$-	$-
Compensation	-	282,423
Fixed assets	-	-
	-	282,423
Deferred tax liabilities :
Fixed assets	(6,747)	(9,414)
Other	(226)	-
	(6,973)	(9,414)
Net deferred tax assets/(liabilities)	$(6,973)	$273,009

As of September 30, 2019 and December 31, 2018, management has not identified any potential subsequent events that could have a significant impact on unrecognized tax benefits within the next twelve months.  The Company remains subject to income tax examination by the IRS for years 2017 and 2018 and state examinations for years after 2011.

I.	Earnings per Share

Basic earnings per share is computed by dividing net income/(loss) attributable to our member by the weighted average number of shares outstanding during the period.

There were no dilutive shares outstanding during the periods.

The computations of basic and diluted net loss per share are as follows (in thousands, except per share data) for the nine month periods ended September 30, 2019 and 2018:

	2019	2018
Basic:
Net loss attributable to G.research, LLC’s member	$(2,140,702)	$(13,614,435)
Weighted average shares outstanding	200	200
Basic net loss attributable to G.research, LLC’s member per share	$(10,704)	$(68,072)

Diluted:
Net loss attributable to G.research, LLC’s member	$(2,140,702)	$(13,614,435)

Weighted average share outstanding	200	200
Total	200	200
Diluted net loss attributable to G.research, LLC’s member per share	$(10,704)	$(68,072)

J.	Member’s Capital

AC made capital contributions to the Parent, which in turn made capital contributions to the Company on February 8, 2017 and November 29, 2017 totaling $10,000,000 and $103,119,604, respectively.

The Company returned capital to the Parent on December 3, 2018 totaling $85,606,259 in the form of securities with a fair value of $80,877,637 and a tax receivable settlement of $4,728,622.

During June 2019 the Company made a return of capital distribution to the Parent in the amount of $3,300,000.

K.	Guarantees, Contingencies, and Commitments

The Company has agreed to indemnify its clearing brokers for losses they may sustain from the customer accounts that trade on margin introduced by the Company. At September 30, 2019 and 2018, the total amount of customer balances subject to indemnification (i.e., unsecured margin debits) was immaterial.  The Company also has entered into arrangements with various other third parties, many of which provide for indemnification of the third parties against losses, costs, claims and liabilities arising from the performance of the Company’s obligations under the agreements. The Company has had no claims or payments pursuant to these or prior agreements, and management believes the likelihood of a claim being made is remote, and therefore, an accrual has not been made in the financial statements.

From time to time, the Company is named in legal actions and proceedings.  These actions may seek substantial or indeterminate compensatory as well as punitive damages or injunctive relief.  The Company is also subject to governmental or regulatory examinations or investigations.  The examinations or investigations could result in adverse judgments, settlements, fines, injunctions, restitutions or other relief.  The Company cannot predict the ultimate outcome of such matters.  The financial statements include the necessary provisions for losses that the Company believes are probable and estimable.  Furthermore, the Company evaluates whether there exists losses which may be reasonably possible and, if material, makes the necessary disclosures.  Such amounts, both those that are probable and those that are reasonably possible, are not considered material to the Company’s financial condition, operations or cash flows.

L.	Net Capital Requirements

As a registered broker-dealer, the Company is subject to the SEC Uniform Net Capital Rule 15c3-1 (the “Rule”), which specifies, among other requirements, minimum net capital requirements for registered broker-dealers. The Company computes its net capital under the alternative method as permitted by the Rule, which requires that minimum   net capital be the greater of $250,000 or 2% of the aggregate debit items in the reserve formula for those broker-dealers subject to Rule 15c3-3. The Company is exempt from Rule 15c3-3 pursuant to paragraph (k)(2)(ii) of that rule which exempts all customer transactions cleared through another broker-dealer on a fully disclosed basis. In addition, our assets at the clearing broker-dealer are treated as allowable assets for net capital purposes as we have in place PAIB agreements pursuant to Rule 15c3-3.  These requirements also provide that equity capital may not be withdrawn, advances to affiliates may not be made or cash dividends paid if certain minimum net capital requirements are not met.  The Company had net capital, as defined, of $3,893,083 and $9,093,349, exceeding the required amount of $250,000 by $3,643,083 and $8,843,349 at September 30, 2019 and December 31, 2018, respectively.

M.	Subsequent Events

The Company has evaluated subsequent events for adjustment to or disclosure in the financial statements through January 9, 2020, the date of this report and the Company has not identified any subsequent events, not otherwise reported in these financial statements or the notes thereto, that required recognition or additional disclosures in the financial statements except for the following:

On October 28, 2019 and November 20, 2019 the Parent made cash contributions of $300,000 and $110,885 to the Company, respectively.

On October 31, 2019 Morgan Group Holding Co., an entity under common control of AC’s majority shareholder, acquired the Company in exchange for 50,000,000 shares of Morgan Group Holding Co. common stock.

In October 2019, the research service agreements between the Company and two wholly-owned subsidiaries of GBL, GAMCO Asset Management, Inc. and Gabelli Funds, LLC, were agreed to be terminated effective January 1, 2020.  Additionally, compensation and other related costs are expected to decrease.